FORM 8-K  1
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   November 29, 2001
                                           -------------------------------------

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
--------------------------------------------------------------------------------

          WYOMING                    0-29651                  06-15763-91
----------------------------      --------------       -------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation              File Number)            Identification No.)

70 ESSEX STREET, MYSTIC, CONNECTICUT                            06355
----------------------------------------------------  --------------------------
(Address  of  principal  executive  offices)                  (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                                                     FORM 8-K  2
--------------------------------------------------------------------------------

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.


On  November  29,  2001  the  Registrant  announced that Gilder Publishing, LLC,
                                                         ----------------------
publisher  of the Gilder Technology Report, the Digital Power Report, the Gilder
                  ------------------------      --------------------      ------
Biotech  Report,  and Dynamic Silicon, has selected USVO (OTCBB: USVO; CDNX: US;
---------------       ---------------
BSE/Frankfurt:  USF  www.usvo.com) to promote the upcoming Storewidth Conference
                     ------------                          ---------------------
with  USVO's  Zmail.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit  99.1     News Release dated November 29, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         USA  VIDEO  INTERACTIVE  CORP.


Date:   November 29, 2001                By:  /s/  Anton J. Drescher
     ----------------------                   -------------------------------
                                              ANTON  J.  DRESCHER,
                                              CORPORATE  SECRETARY